Going Concern	6 Months Ended	12 Months Ended
	Dec. 31, 2017	Jun. 30, 2017
Going Concern [Abstract]
Going Concern

Note 11 – Going Concern

As reflected in the accompanying balance sheet as of December 31, 2017, the Company had approximately $4.0 million in cash including approximately $76,000 in restricted cash (that is expected to be released in fiscal year 2018). In addition, for the quarter ended December 31, 2017, and for the most recent four quarters ended December 31, 2017, we used an average of $3.2 million of cash per quarter for operating activities. Looking forward, we expect cash used in operating activities to be in the range of historical usage rates, therefore, indicating substantial doubt about the Company’s ability to continue as a going concern. We expect to require a cash infusion during the fourth quarter of fiscal year 2018 to sustain operations.

With the expectation of continuing operating losses, the Company expects that its current cash resources will not be sufficient to sustain operations for a period greater than one year from the date of this report. The ability of the Company to continue its operations is dependent on management's plans, which include continuing to build on the historical growth trajectory of Natesto and accessing the capital markets through the sale of our securities. Based on our ability to raise capital in the past as well as our continued growth, the Company believes additional financing will be available and will continue to be available to support current level of operations for at least the next 12 months from the date of this report. There can be no assurance that such financing will be available or on terms which are favorable to the Company. While management of the Company believes that it has a plan to fund ongoing operations, there is no assurance that its plan will be successfully implemented or realized.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3 – Going Concern

As reflected in the accompanying financial statements, the Company had a net loss of $22.5 million and net cash used in operations of $13.8 million, for the year ended June 30, 2017. At June 30, 2017, Aytu had $878,000 of cash, cash equivalents and restricted cash, stockholders’ equity of $4.0 million and an accumulated deficit of $69.1 million at June 30, 2017.  In addition, the Company is in the early stage of commercialization and has not yet generated any profits. These factors raised substantial doubt about the Company’s ability to continue as a going concern.

However, with the completion of the August 2017 financing of $11.8 million, the Company expects that its current cash resources plus this additional funding will be sufficient to fund operations through fiscal 2018 and into mid-fiscal 2019.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.